Fees Summary	Feb. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,000,000,000
Previously Paid Amount	5,424.88
Total Fee Amount	149,453.8
Total Offset Amount	0
Net Fee	$ 144,028.92